UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in charter)

Delaware	0-50209	04-3372948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue, Suite 300, Boston, Massachusetts 02199

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, on November 17, 2006, Boston Properties Limited Partnership (the “Company”), through one of its wholly owned subsidiaries, entered into a Purchase and Sale Agreement with AVR Crossroads LLC (“AVR”), an affiliate of AVR Realty Company, LLC, for the sale of the Company’s long-term leasehold interest in 5 Times Square in New York City and related credits for approximately $1.28 billion in cash. 5 Times Square is a Class A office tower that contains approximately 1,101,779 net rentable square feet and currently is 100% leased. The sale is subject to the satisfaction of customary closing conditions and, although there can be no assurances that the sale will be consummated, it is expected to close during the first quarter of 2007.

In connection with the proposed disposition, the Company is hereby filing, as Exhibit 99.1 hereto, pro forma consolidated financial information of the Company as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005 as if the proposed disposition had occurred as of the assumed dates set forth in such pro forma consolidated financial statements. Exhibit 99.1 is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Pro forma financial information pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1	Pro forma financial information of Boston Properties Limited Partnership.

Private Securities Litigation Reform Act of 1995. This Form 8-K contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the uncertainties of real estate development, acquisition and disposition activity, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, including possible impairment charges, the impact of newly adopted accounting principles on our accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

	By:	Boston Properties, Inc., its General Partner

Date: January 31, 2007	By:	/s/ Douglas T. Linde
Douglas T. Linde
Executive Vice President &
Chief Financial Officer